Exhibit 24

CONSENT AND AGREEMENT TO JOINT FILING

Pursuant to Rule 16a-3(j) of the Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, each of the undersigned persons does hereby consent to and agree to jointly file with the Securities and Exchange Commission a Form 4 on behalf of each of them with respect to their beneficial ownership of common stock, par value $0.01 per share, of Equity One, Inc.  In addition, each of the undersigned persons hereby grants each of Chaim Katzman and Sean Kanov a power of attorney, which power shall be valid until it is revoked, to sign and file future Forms 3, 4, and 5 with respect to their beneficial ownership of common stock, par value $0.01 per share, of Equity One, Inc. on their behalf.

[Signature pages follow]

CHAIM KATZMAN
Date: September 26, 2011	By:	/s/ Chaim Katzman

GAZIT-GLOBE, LTD.
Date: September 26, 2011	By:	/s/ Chaim Katzman
Name: Chaim Katzman
Title: Chairman

Date: September 26, 2011	By:	/s/ Varda Zuntz
Name: Varda Zuntz
Title: Corporate Secretary

M G N (USA) INC.
Date: September 26, 2011	By:	/s/ Chaim Katzman
Name: Chaim Katzman
Title: President

Date: September 26, 2011	By:	/s/ Sean Kanov
Name: Sean Kanov
Title: Controller

GAZIT (1995), INC.
Date: September 26, 2011	By:	/s/ Chaim Katzman
Name: Chaim Katzman
Title: President

Date: September 26, 2011	By:	/s/ Sean Kanov
Name: Sean Kanov
Title: Controller

GAZIT FIRST GENERATION LLC
Date: September 26, 2011	By:	/s/ Chaim Katzman
Name: Chaim Katzman
Title: President

Date: September 26, 2011	By:	/s/ Sean Kanov
Name: Sean Kanov
Title: Controller

MGN AMERICA, LLC
Date: September 26, 2011	By:	/s/ Chaim Katzman
Name: Chaim Katzman
Title: President

Date: September 26, 2011	By:	/s/ Sean Kanov
Name: Sean Kanov
Title: Controller

GAZIT MAPLE, INC.
Date: October 3, 2011	By:	/s/ Chaim Katzman
Name: Chaim Katzman
Title: Authorized Signatory

Date: October 3, 2011	By:	/s/ Alexandra Correia
Name: Alexandra Correia
Title: Authorized Signatory

GAZIT AMERICA, INC.
Date: September 26, 2011	By:	/s/ Gail Mifsud
Name: Gail Mifsud
Title: Chief Executive Officer
Date: September 26, 2011	By:	/s/ Lenis Quan
Name: Lenis Quan
Title: Chief Financial Officer

SILVER MAPLE (2001), INC.
Date: September 26, 2011	By:	/s/ Gail Mifsud
Name: Gail Mifsud
Title: Vice President

Date: September 26, 2011	By:	/s/ Lenis Quan
Name: Lenis Quan
Title: Secretary & Treasurer

FICUS, INC.
Date: September 26, 2011	By:	/s/ Gail Mifsud
Name: Gail Mifsud
Title: Vice President

Date: September 26, 2011	By:	/s/ Lenis Quan
Name: Lenis Quan
Title: Secretary & Treasurer